Exhibit 10.20

SECOND LEASE AMENDMENT

THIS SECOND LEASE AMENDMENT (the “Amendment”) is executed this 26th day of March, 2009 by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership, d/b/a Duke Realty of Indiana Limited Partnership (“Landlord”), and INTERFACE SECURITY SYSTEMS, L.L.C., a Louisiana limited liability company (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant entered into a certain Lease Agreement dated December 20, 2001, as amended by that certain First Lease Amendment dated March 18, 2002, (collectively, the “Lease”), whereby Tenant leased from Landlord certain premises consisting of approximately 22,920 square feet (the “Leased Premises”) located in Corporate Center I (the “Building”), more commonly known as 3773 Corporate Center Drive, St. Louis, Missouri 63045; and

WHEREAS, Landlord and Tenant desire to extend the Lease Term; and

WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect such extension and other changes to the Lease.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby agree that the Lease is amended as follows:

1.                                      Incorporation of Recitals.  The above recitals are hereby incorporated into this Amendment as if fully set forth herein.

2.                                      Extension of Lease Term.  The Lease Term is hereby extended through April 30, 2010.

3.                                      Amendment of Section 1.01.  Basic Lease Provisions and Definitions.  Commencing May 1, 2009, subsections D, E and H of Section 1.01 of the Lease are hereby deleted in their entirety and the following is substituted in lieu thereof:

“D.                              Minimum Annual Rent:

May 1, 2009 - April 30, 2010	$320,880.00 per year

E.                                     Monthly Rental Installments:

May 1, 2009 - April 30, 2010	$ 26,740.00 per month

H.                                   Lease Term: Through April 30, 2010”

4.                                      Amendment of Section 16.13.  Option to Extend.  Section 16.13 of the Lease is hereby deleted in its entirety and shall be of no further force or effect.

5.                                      Amendment of Lease.  The Lease is hereby amended by incorporating the following:

“Section 16.14.  Patriot Act.  Each of Landlord and Tenant, each as to itself, hereby represents its compliance and its agreement to continue to comply with all applicable anti-money laundering laws, including, without limitation, the USA Patriot Act, and the laws administered by the United States Treasury Department’s Office of Foreign Assets Control, including, without limitation, Executive Order 13224 (“Executive Order”).  Each of Landlord and Tenant further represents (such representation to be true throughout the Lease Term) (i) that it is not, and it is not owned or controlled directly or indirectly by any person or entity, on the SDN List published by the United States Treasury Department’s Office of Foreign Assets Control and (ii) that it is not a person otherwise identified by government or legal authority as a person with whom a U.S.  Person is prohibited from transacting business.  As of the date hereof, a list of such designations and the text of the Executive Order are published under the internet website address www.ustreas.gov/offices/enforcement/ofac.”

6.                                      Broker.  Tenant represents and warrants that, except for Summit Realty Group, LLC representing Tenant, no real estate broker or brokers were involved in the negotiation and execution of this Amendment.  Tenant shall indemnify Landlord and hold it harmless from any and all liability for the breach of any such representation and warranty on its part and shall pay any compensation to any other broker or person who may be deemed or held to be entitled thereto.

7.                                      Tenant’s Representations and Warranties.  The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant.  Tenant, at Landlord’s request, shall provide Landlord with evidence of such authority.

8.                                      Examination of Amendment.  Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

9.                                      Definitions.  Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

10.                               Incorporation.  This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

[Signatures contained on next page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

LANDLORD:

DUKE REALTY LIMITED PARTNERSHIP,
an Indiana limited partnership,
d/b/a Duke Realty of Indiana Limited Partnership

By:	Duke Realty Corporation,
its General partner

By:	/s/ Thomas R. Martin
Thomas R. Martin
Senior Vice President

TENANT:

INTERFACE SECURITY SYSTEMS, L.L.C.,
a Louisiana limited liability company

By:	/s/ Michael J. McLeod

Printed: Michael J. McLeod

Title: President and COO

STATE OF MISSOURI	)
)
COUNTY OF ST. LOUIS	)

Before me, a Notary Public in and for said County and State, personally appeared Michael J. McLeod by me known and by me known to be the President and COO of Interface Security Systems, L.L.C., a Louisiana limited liability company, who acknowledged the execution of the foregoing “Second Lease Amendment” on behalf of said limited liability company.

WITNESS my hand and Notarial Seal this 26th of March 2009.

/s/ Lori A. Huck
Notary Public

Lori A. Huck
(Printed Signature)

My Commission Expires: 9-12-2011

My County of Residence: St. Charles